SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 25, 2003
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of September 30, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-4)
             (Exact Name of Registrant as specified in its charter)



        Delaware                333-104580-02                52-2029487
------------------------    ---------------------        -----------------------
(State of Incorporation)    (Commission File No.)        (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the November 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  November 26, 2003

                                                                         ANNEX A

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-4
                        Statement to Certificateholders
                                November 25, 2003
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL         BEGINNING                                                                        ENDING
             FACE            PRINCIPAL                                                REALIZED DEFERRED      PRINCIPAL
CLASS        VALUE            BALANCE        PRINCIPAL      INTEREST       TOTAL       LOSSES  INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------
AF1       229,470,000.00    229,470,000.00  5,872,644.80    202,379.79   6,075,024.59    0.00    0.00    223,597,355.20
AF2        62,500,000.00     62,500,000.00          0.00    147,864.58     147,864.58    0.00    0.00     62,500,000.00
AF3        93,440,000.00     93,440,000.00          0.00    274,947.20     274,947.20    0.00    0.00     93,440,000.00
AF4        37,200,000.00     37,200,000.00          0.00    145,638.00     145,638.00    0.00    0.00     37,200,000.00
AF5        16,407,000.00     16,407,000.00          0.00     77,974.27      77,974.27    0.00    0.00     16,407,000.00
AF6        48,780,000.00     48,780,000.00          0.00    196,461.45     196,461.45    0.00    0.00     48,780,000.00
AV1       300,000,000.00    300,000,000.00  2,522,040.61    302,083.33   2,824,123.94    0.00    0.00    297,477,959.39
AV2        53,981,000.00     53,981,000.00    612,761.25     55,480.47     668,241.72    0.00    0.00     53,368,238.75
M1         65,138,000.00     65,138,000.00          0.00    291,438.27     291,438.27    0.00    0.00     65,138,000.00
M2         47,601,000.00     47,601,000.00          0.00    239,234.69     239,234.69    0.00    0.00     47,601,000.00
M3         15,032,000.00     15,032,000.00          0.00     78,654.94      78,654.94    0.00    0.00     15,032,000.00
M4         12,526,000.00     12,526,000.00          0.00     66,805.33      66,805.33    0.00    0.00     12,526,000.00
B1         10,021,000.00     10,021,000.00          0.00     26,931.44      26,931.44    0.00    0.00     10,021,000.00
B2         10,020,000.00     10,020,000.00          0.00     40,845.42      40,845.42    0.00    0.00     10,020,000.00
R                   0.00              0.00          0.00          0.00           0.00    0.00    0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  1,002,116,000.00  1,002,116,000.00  9,007,446.66  2,146,739.18  11,154,185.84    0.00    0.00    993,108,553.34
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       1,002,116,603.26  1,002,116,603.26          0.00          0.00           0.00    0.00    0.00    996,343,813.98
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751CX8   1,000.00000000  25.59221162  0.88194444  26.47415606     974.40778838        AF1     1.270000 %
AF2     294751CY6   1,000.00000000   0.00000000  2.36583328   2.36583328   1,000.00000000        AF2     2.839000 %
AF3     294751CZ3   1,000.00000000   0.00000000  2.94250000   2.94250000   1,000.00000000        AF3     3.531000 %
AF4     294751DA7   1,000.00000000   0.00000000  3.91500000   3.91500000   1,000.00000000        AF4     4.698000 %
AF5     294751DB5   1,000.00000000   0.00000000  4.75250015   4.75250015   1,000.00000000        AF5     5.703000 %
AF6     294751DC3   1,000.00000000   0.00000000  4.02750000   4.02750000   1,000.00000000        AF6     4.833000 %
AV1     294751DD1   1,000.00000000   8.40680203  1.00694443   9.41374647     991.59319797        AV1     1.450000 %
AV2     294751DE9   1,000.00000000  11.35142458  1.02777774  12.37920231     988.64857542        AV2     1.480000 %
M1      294751DF6   1,000.00000000   0.00000000  4.47416669   4.47416669   1,000.00000000        M1      5.369000 %
M2      294751DG4   1,000.00000000   0.00000000  5.02583328   5.02583328   1,000.00000000        M2      6.031000 %
M3      294751DH2   1,000.00000000   0.00000000  5.23250000   5.23250000   1,000.00000000        M3      6.279000 %
M4      294751DJ8   1,000.00000000   0.00000000  5.33333307   5.33333307   1,000.00000000        M4      6.400000 %
B1      294751DK5   1,000.00000000   0.00000000  2.68750025   2.68750025   1,000.00000000        B1      3.870000 %
B2      294751DL3   1,000.00000000   0.00000000  4.07638922   4.07638922   1,000.00000000        B2      5.870000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS              1,000.00000000   8.98842715  2.14220627  11.13063342     991.01157285
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A   1,000.00000000   0.00000000  0.00000000   0.00000000     994.23940362        X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-4
                                November 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           645,503.56
                                Group I Curtailments                   47,812.94
                                Group I Prepayments                 3,070,407.25
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal        240,759.03
                                Group II-A Curtailments                13,427.07
                                Group II-A Prepayments              1,362,166.41
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         43,347.02
                                Group II-B Curtailments                 1,147.90
                                Group II-B Prepayments                348,218.10
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 3,234,657.38

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          202,379.79
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          147,864.58
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          274,947.20
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          145,638.00
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           77,974.27
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6          196,461.45
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          302,083.33

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-4
                                November 25, 2003
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2           55,480.47
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           291,438.27
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           239,234.69
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            78,654.94
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            66,805.33
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            26,931.44
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            40,845.42
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances Copyright

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-4
                                November 25, 2003
--------------------------------------------------------------------------------

                                Group I Beginning Pool Balance    648,134,611.86
                                Group I Ending Pool Balance       644,370,888.11
                                Group II-A Beginning Pool Balance 300,000,893.40
                                Group II-A Ending Pool Balance    298,384,540.89
                                Group II-B Beginning Pool Balance  53,981,098.00
                                Group II-B Ending Pool Balance     53,588,384.98
                                Total Beginning Pool Balance    1,002,116,603.26
                                Total Ending Pool Balance         996,343,813.98

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 270,056.09
                                Group II-A Servicing Fee              125,000.37
                                Group II-B Servicing Fee               22,492.12

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              96,647.99
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                          96,647.99

                                Group II-A Delinquency Advances Included
                                  in Current Distribution             100,489.50
                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                         100,489.50

                                Group II-B Delinquency Advances Included
                                  in Current Distribution               5,161.12
                                Group II-B Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                           5,161.12

Section 4.03(a)(ix)     A Group I,Group II-A, and Group II-B
                          Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      212     50,848,107.25           7.89 %
                        31-60 days       22      2,677,424.20           0.42 %
                        61-90 days        4        265,977.29           0.04 %
                         91+days          0              0.00           0.00 %
                         Total          238     53,791,508.74           8.35 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       91     21,545,156.26           7.22 %
                        31-60 days       15      1,721,666.75           0.58 %
                        61-90 days        1        301,404.13           0.10 %
                         91+days          0              0.00           0.00 %
                          Total         107     23,568,227.14           7.90 %
                        --------------------------------------------------------

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-4
                                November 25, 2003
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       23     4,471,858.67            8.34 %
                        31-60 days        3       320,106.99            0.60 %
                        61-90 days        0             0.00            0.00 %
                         91+days          0             0.00            0.00 %
                          Total          26     4,791,965.66            8.94 %

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,490,684.63
                                Group II-A Three Largest Loans      1,188,769.80
                                Group II-B Three Largest Loans      1,485,466.27

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-4
                                November 25, 2003
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                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II-A Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II-B Aggregate Principal Balance of
                                  Balloon Loans                             0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

                        Excess Reserve Fund
                                Beginning Balance of Excess Reserve Fund 0.00 Funds Withdrawn From Excess Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Excess Reserve Fund      0.00
                                Ending Balance of Excess Reserve Fund       0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-4
                                November 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.29 % Group II-A Weighted Average Mortgage Rate 7.27 % Group II-B Weighted Average Mortgage Rate 7.26 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 325.00 Group II-A Weighted Average Remaining
                                  Term                                    357.00
                                Group II-B Weighted Average Remaining
                                  Term                                    357.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        3,235,260.64
                                Overcollateralization Target
                                  Amount                           34,573,022.81
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           31,337,762.17

Sec. 4.03 (a)(xxiv)     Trigger Events Has a Trigger Event
                          Occurred and is continuing?                         NO
                        Cumulative Realized Losses as a percentage of the
                          Original Pool Balance                           0.00 %
                        Senior Enhancement Percentage                    16.09 %
                        Senior Specified Enhancement Percentage          38.90 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.06 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

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